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                                                                    Exhibit 99.2

    Certification pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Form 10Q of PVC Container Corporation ("PVCC") for the period ended December 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey A. Shapiro, Senior Vice President and Chief Financial Officer of PVC Container Corporation, certify, pursuant to 18 U.S.C. (Section) 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

3) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

4) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PVCC.

/s/ Jeffrey A. Shapiro
---------------------------------------------------------
Name:   Jeffrey A. Shapiro
Title:  Senior Vice President and Chief Financial Officer
Date:   February 14, 2003



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